                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K/A



              Amendment No. 1 to Form 8-K (Dated December 16, 1998)

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                DECEMBER 9, 1998
-----------------------------------------------------------------------------
                 Date of Report (Date of earliest event reported)




                                QUIXOTE CORPORATION
-----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                      DELAWARE
-----------------------------------------------------------------------------
                   (State of Other Jurisdiction of Incorporation)


        0-7903                                         36-2675371
-----------------------                    --------------------------------
(Commission File Number)                   (IRS Employer Identification No.)




       One East Wacker Drive   Chicago, Illinois              60601
-------------------------------------------------       -----------------
        (Address of Principal Executive Offices)           (Zip Code)




                                (312) 467-6755
-----------------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


         (a)  Financial Statements of Business Acquired

              Audited financial statements of Nu-Metrics, Inc. for the years ended December 31, 1997 and 1996.

              Unaudited condensed financial statements of Nu-Metrics, Inc. for the nine months ended September 30, 1998 and 1997.


         (b)  Pro Forma Financial Information

              Unaudited Pro Forma Combined Condensed Statements of Operations for the year ended June 30, 1998 and for the three months ended September 30, 1998.

              Unaudited Pro Forma Combined Condensed Balance Sheet as of September 30, 1998.


         (c)  Exhibits

              2.1. Stock Purchase Agreement by and among Quixote Corporation and Nu-Metrics, Inc. and Harry Sampey, Ph.D., Brenda J. Auer, Christine C. Sampey, Kim A. Sampey, Vicki L. Sampey and Karen Singo dated as of November 30, 1998 (incorporated by reference to the identically numbered exhibit to the Form 8-K filed by the registrant on December 16, 1998).

              2.2. Press release dated December 11, 1998 (incorporated by reference reference to the identically numbered exhibit to the Form 8-K filed by the registrant on December 16, 1998).

              23.   Consent of Independent Auditors (filed herein).




The financial statements identified in Item 7 and attached hereto are hereby filed with the Commission in accordance with the above-referenced item.

(a) Financial Statements of Business Acquired


                                NU-METRICS, INC.

                                   AUDITED
                             FINANCIAL STATEMENTS

                                 YEARS ENDED
                          DECEMBER 31, 1997 AND 1996

                          INDEPENDENT AUDITOR'S REPORT




Nu-Metrics, Inc.
University Drive
P.O. Box 518
Uniontown  PA  15401

We have audited the accompanying balance sheets of Nu-Metrics, Inc. (an S corporation) as of December 31, 1997 and 1996, and the related statements of income, retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of Nu-Metrics, Inc. as of December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.



/s/ Smith, Lewis, Chess & Company

March 25, 1998

                                NU-METRICS, INC.

                                  BALANCE SHEET

                                  DECEMBER 31,

                                     ASSETS

                                                   1997               1996
                                                   ----               ----
CURRENT ASSETS:
   Cash                                      $1,046,049         $  596,409
   Trade receivables, net                       822,819            557,433
   Other receivables                              5,145             10,020
   Inventory                                    542,116            590,059
   Trading investments                          183,694            108,603
                                             ----------         ----------
      TOTAL CURRENT ASSETS                    2,599,823          1,862,524

PROPERTY, PLANT AND EQUIPMENT:
   Land                                          87,878            254,501
   Land improvements                            110,444            110,444
   Buildings                                    936,298            936,298
   Furniture and fixtures                       293,470            290,188
   Machinery and equipment                      905,370            816,229
   Airplane                                     466,537            465,451
   Vehicles                                     103,164             62,424
   Leasehold improvements                        32,388             31,767
                                             ----------         ----------
                                              2,935,549          2,967,302
   Less: accumulated depreciation            (1,223,266)        (1,054,315)
                                             ----------         ----------
      NET PROPERTY, PLANT AND EQUIPMENT       1,712,283          1,912,987

OTHER ASSETS:
   Goodwill                                       5,000              5,000
   Loan fees                                     12,600             17,013
                                             ----------         ----------
      TOTAL OTHER ASSETS                         17,600             22,013
                                             ----------         ----------
      TOTAL ASSETS                           $4,329,706         $3,797,524
                                             ==========         ==========

The Accompanying Notes are an Integral Part of These Financial Statements.

                      LIABILITIES AND SHAREHOLDERS' EQUITY


                                                                 1997       1996
                                                                 ----       ----
CURRENT LIABILITIES:
   Trade payables                                           $  190,063  $  124,062
   Notes payable                                                45,168      42,226
   Mortgages payable                                            52,279      51,334
   Accrued bonuses                                              44,900      65,100
   Accrued expenses                                              6,129       5,287
                                                            ----------  ----------
      TOTAL CURRENT LIABILITIES                                338,539     288,009




LONG-TERM DEBT:
   Notes payable                                               329,658     373,745
   Mortgages payable                                           647,920     700,930
                                                            ----------  ----------
      TOTAL LONG-TERM DEBT                                     977,578   1,074,675


SHAREHOLDERS' EQUITY:
   Capital stock, $1 par value, 2,000,000 shares authorized
    366,233 shares issued and outstanding                      366,233     366,233
   Retained earnings                                         2,647,356   2,068,607
                                                            ----------  ----------
      TOTAL SHAREHOLDERS' EQUITY                             3,013,589   2,434,840
                                                            ----------  ----------
      TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY            $4,329,706  $3,797,524
                                                            ==========  ==========

The Accompanying Notes are an Integral Part of These Financial Statements.

                                NU-METRICS, INC.

                    STATEMENT OF INCOME AND RETAINED EARNINGS

                        FOR THE YEARS ENDED DECEMBER 31,

                                                     1997                                1996
                                                     ----                                ----
                                              AMOUNT            %                AMOUNT             %
                                            ---------          ----            ---------          -----
INCOME:
   Sales, net                              $5,531,756          100.00         $5,341,191           100.00

DIRECT MANUFACTURING COSTS                  1,306,091           23.61          1,178,322            22.06
                                           ----------          ------         ----------           ------
                                            4,225,665           76.39          4,162,869            77.94
EXPENSES:
   Flight department                          165,117            2.99            196,701             3.67
   Manufacturing                              485,700            8.78            423,873             7.92
   Engineering                                310,495            5.61            397,469             7.46
   Selling                                    839,574           15.18            785,625            14.72
   Administrative                             806,123           14.57            833,894            15.60
   Freight out                                128,311            2.32            127,274             2.38
                                           ----------         -------         ----------          -------
      TOTAL EXPENSES                        2,735,320           49.45          2,764,836            51.75
                                           ----------         -------         ----------          -------
                                            1,490,345           26.94          1,398,033            26.19
OTHER INCOME (DEDUCTIONS):
   Interest income                             27,777            0.50             19,661             0.37
   Dividend income                              9,749            0.17              3,208             0.06
   Miscellaneous income                           378            0.01                831             0.02
   Bad debts recovered                             54                                 77
   Gain (loss) on sale of assets              (19,081)          (0.34)             1,585             0.03
   Unrealized gain on trading securities        4,769            0.09              2,125             0.04
   Flight department                              286            0.01             14,671             0.27
   Interest expense                           (71,662)          (1.30)           (73,769)           (1.38)
   Gain on sale of trading securities          36,134            0.65
                                           ----------        --------
      TOTAL OTHER INCOME
       (DEDUCTIONS)                           (11,596)          (0.21)           (31,611)           (0.59)
                                           ----------        --------         ----------         --------
      NET INCOME                            1,478,749           26.73          1,366,422            25.60
                                                              =======                             =======

      RETAINED EARNINGS-JANUARY 1,          2,068,607                          1,352,185
      DISTRIBUTIONS                          (900,000)                          (650,000)
                                           ----------                         ----------
      RETAINED EARNINGS-DECEMBER 31,       $2,647,356                         $2,068,607
                                           ==========                         ==========

The Accompanying Notes are an Integral Part of These Financial Statements.

                                NU-METRICS, INC.

                             STATEMENT OF CASH FLOWS

                        FOR THE YEARS ENDED DECEMBER 31,

                                                             1997        1996
                                                             ----        ----
CASH FLOWS FROM OPERATING ACTIVITIES:

   Net income                                             $1,478,749  $1,366,422
   Adjustments to reconcile net income to cash provided
   by operating activities:
    Depreciation                                             168,951     153,748
    Amortization                                               4,413       4,413
    Trading investments purchased                          (143,069)    (122,230)
    Trading investments sold                                 107,945      37,859
    (Gain) loss on sale of assets                             19,081      (1,585)
    Unrealized (gain) on trading securities                  (4,769)      (2,125)
    (Gain) loss on sale of trading securities               (36,134)
    (Increase) decrease in:
        Trade receivables                                  (264,448)    (203,603)
        Inventory                                             47,943    (137,543)
        Other receivables                                      4,875      (7,230)
    Increase (decrease) in:
        Trade payables                                        66,001      (9,097)
        Accrued expenses                                    (19,358)      59,275
                                                           ---------  ----------

           NET CASH PROVIDED BY
           OPERATING ACTIVITIES                            1,430,180   1,138,304
                                                          ----------  ----------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Cash used for additions to building and equipment       (134,872)    (156,264)
   Cash used to purchase land                                           (166,623)
   Sale proceeds-real estate                                 147,542
                                                          ----------  -----------

           NET CASH PROVIDED (USED) BY
           INVESTING ACTIVITIES                               12,670    (322,887)
                                                          ----------  -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Reduction of other long-term debt                        (93,210)     (90,602)
   Dividends paid                                          (900,000)    (650,000)
                                                          ----------  -----------

           NET CASH (USED) BY
           FINANCING ACTIVITIES                            (993,210)    (740,602)
                                                          ----------  -----------

           NET INCREASE IN CASH                              449,640      74,815
           CASH AT BEGINNING OF YEAR                         596,409     521,594
                                                          ----------  ----------
           CASH AT END OF YEAR                            $1,046,049   $ 596,409
                                                          ==========  ==========

The Accompanying Notes are an Integral Part of These Financial Statements.

                                NU-METRICS, INC.

                             STATEMENT OF CASH FLOWS

                        FOR THE YEARS ENDED DECEMBER 31,

                                                        1997          1996
                                                        ----          ----
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
   Cash paid during the year for:

       Interest                                       $71,662        $73,769
                                                      =======        =======

       Income taxes                                   $     0        $     0
                                                      =======        =======

DISCLOSURE OF ACCOUNTING POLICY:

   For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an initial maturity of three months or less to be cash equivalents.

The Accompanying Notes are an Integral Part of These Financial Statements.

                                NU-METRICS, INC.

                          NOTES TO FINANCIAL STATEMENTS

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

          This summary of significant accounting policies of Nu-Metrics, Inc. (the Company) is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management, who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

       BUSINESS ACTIVITY:

          The Company  manufactures and sells computer measuring  instruments to
          entities  in  the  highway  transportation   industry.  The  Company's
          products are marketed on a world-wide basis.

       ACCOUNTING BASIS:

          The books and records of the Company are maintained on the accrual basis for financial reporting and income tax purposes. The accompanying financial statements represent the transactions of the Company for the years ended December 31, 1997 and 1996, on the accrual basis.

       TRADE RECEIVABLES:

          Trade receivables totalled $827,819 and $562,433 at December 31, 1997 and 1996, respectively. An allowance for doubtful accounts of $5,000 was established for the years ended December 31, 1997 and 1996 based on recent historical experience. Bad debt expense amounted to $8,470 and $13,994 for the years ended December 31, 1997 and 1996, respectively.

       INVENTORIES:

          Inventories at December 31, consisted of the following:

                                        1997                   1996
                                        ----                   ----
              Raw materials           $327,507               $369,638
              Work-in-process          144,405                139,914
              Finished goods            70,204                 80,507
                                      --------               --------
                                      $542,116               $590,059
                                      ========               ========

          Inventories are stated at the lower of cost or market. Cost is determined by the average cost method.

       PROPERTY AND EQUIPMENT:

          Property and equipment are recorded at cost. Depreciation for assets acquired prior to January 1, 1981, is provided on the straight-line and declining balance methods over the estimated useful lives of the respective assets. Depreciation for assets acquired after December 31, 1980, is provided under the accelerated cost recovery system (ACRS) and modified ACRS, whereby recovery of cost is made using accelerated methods of cost recovery over statutory recovery periods. Depreciation for assets acquired after December 31, 1992, is provided using the straight-line method over the following estimated useful lives:

                                                     YEARS
                                                   --------
           Buildings and improvements                   40
           Office furniture and equipment                7
           Computer equipment                            5
           Warehouse equipment                          10
           Automobiles                                   3
           Other vehicles                           5 to 7
           Other assets                            7 to 10

    RESEARCH AND DEVELOPMENT:

       Research and development expenses are expensed as incurred.

    LOAN FEES:

       Loan fees are amortized on the straight-line basis over the loan term.

    CORPORATE STATUS:

       The Company, with the consent of its shareholders, has elected under the Internal Revenue Code to be an S corporation. In lieu of corporation income taxes, the shareholders of an S corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no income tax expense or liability for federal and state income taxes has been included in these financial statements.

    USE OF ESTIMATES:

       The presentation of financial statements under generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses. Actual results could differ from those estimates.

2.  TRADING INVESTMENTS:

       Trading investments at December 31, consist of marketable equity securities. The investments are carried at fair market value and aggregate unrealized gains are as follows:

                                                   1997              1996
                                                   ----              ----
           Aggregate fair market value          $183,694           $108,603
           Aggregate cost                        176,800            106,478
                                                --------           --------
              Unrealized gain                      6,894              2,125
           Less gain previously recorded          (2,125)                 0
                                                --------           --------
                                                $  4,769           $  2,125
                                                ========           ========

       The 1997 and 1996 unrealized gains of $4,769 and $2,125 have been included in earnings under "OTHER INCOME (DEDUCTIONS)."

3.  LONG-TERM DEBT:

       Long-term debt at December 31, consisted of the following:

                                                                               1997               1996
                                                                               ----          ----
        $826,000 construction note payable to bank. This note was obtained to finance the construction of a new facility which, effective
        January, 1995, houses all Company manufacturing and administrative operations. The note bears interest at prime plus .25%, and repayment is as follows:

        1) $460,000 on the date pre-approved loan proceeds of a like amount are received from the Pennsylvania
             Industrial Development Authority (PIDA) and

        2)   $366,000 via 180 monthly principal payments of $2,033.33 plus interest at prime plus .25%, beginning August 1, 1995 and
             continuing through June 1, 2010. Note is secured by the real estate and the personal guarantee of
             the Company shareholder.                                      $  305,718   $   330,449

        The PIDA loan funds described in (1) above were received by the
        Company on June 16, 1995. This loan bears interest at 2% and is repayable in 180 monthly installments of $2,960 through July,
        2010. Note is secured by a $366,000 first mortgage shared with the
        bank described in (2) above, and a $94,000 second mortgage.           394,481       421,816

        Under amended terms (effective 11/15/95) requiring seventy-six
        (76) monthly installments of $4,761.90, including interest at prime plus 1/4%, through March, 2002. Note is secured
        by the Company aircraft.                                              332,967       359,530

        $75,000 installment note payable to Business
        Development Council.  Note is repayable in
        sixty (60) monthly installments of $1,381,
        including interest at 4%, through August,
        2000.  Note is secured by machinery and
        equipment.                                                             41,859        56,440
                                                                           ----------    ----------
                                                                            1,075,025     1,168,235
        Less current portion                                                   97,447        93,560
                                                                           ----------    ----------
            Total long-term debt                                           $  977,578    $1,074,675
                                                                           ==========    ==========

       Maturities of long-term debt are as follows:


        YEAR ENDING
        DECEMBER 31,
        ------------
           1998                               $   97,447
           1999                                  101,279
           2000                                   99,829
           2001                                   92,669
           2002                                   96,684
           Thereafter                            587,117
                                              ----------
                                              $1,075,025
                                              ==========

4.  INCOME TAXES:

       As of September 30, 1991, a loss carry forward of $35,586 was available to offset future federal taxable income of Sampey Scientific, Ltd.

       However, with election of Subchapter S, (effective October 1, 1991) the loss carry forward is suspended for a period of fifteen years and can only be used if the Company reverts back to a "C" corporation.

5.  CONCENTRATION OF CREDIT RISK:

       a)  Bank Deposits
               The Company maintains its cash in bank deposit accounts at high quality financial institutions. The balances, at times, may exceed federally insured limits. At December 31, 1997 and 1996, the Company exceeded the insured limit by approximately $754,799 and $496,079, respectively.

       b)  Geographic Areas of Operations:
               Approximately 18% of the Company's sales were to customers located outside of the United States. The Company also engages foreign vendors to perform various manufacturing and assembly functions. $162,323 was paid to these suppliers during 1997.

6.  ADVERTISING COSTS:

       Nondirect response advertising is expensed as incurred, rather than when the first advertising takes place. The total advertising cost expensed was $345,330 and $327,619 for the years ended December 31, 1997 and 1996, respectively.

7.  PROFIT SHARING PLAN:

       The Company established a profit sharing plan (with 401(k) element) in 1997 which is funded through employee pre-tax contributions and Company matching contributions. Plan eligibility requirements include completion of six-months of service, including service performed prior to plan adoption. Company matching contributions are at the rate of 50% of the individual employee's first 4% contributed. Company matching contributions are 100% vested after the completion of three years of service.

                                NU-METRICS, INC.

                                  UNAUDITED
                              FINANCIAL STATEMENTS

                            FOR THE NINE MONTHS ENDED
                           SEPTEMBER 30, 1998 AND 1997

Nu-Metrics, Inc.
University Drive, P.O. Box 518
Uniontown   PA  15401

We have compiled the accompanying balance sheets of Nu-Metrics, Inc. (an S corporation) as of September 30, 1998 and 1997, and the related statements of income and retained earnings, and cash flows for the nine months then ended, and the accompanying supplementary information contained in Schedules I through XIII, which is presented only for supplementary analysis purposes, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting, in the form of financial statements and supplementary schedules, information that is the representation of management. We have not audited or reviewed the accompanying financial statements and supplementary schedules and, accordingly, do not express an opinion or any other form of assurance on them.

Management has elected to omit substantially all of the disclosures required by generally accepted accounting principles. If the omitted disclosures were included in the financial statements, they might influence the user's conclusions about the Company's financial position, results of operations, and cash flows. Accordingly, these financial statements are not designed for those who are not informed about such matters.

The Company, with the consent of its shareholders, has elected under the Internal Revenue Code and appropriate state regulations to be an S corporation. In lieu of corporate income taxes, the shareholders of an S corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for federal and state income taxes has been included in these financial statements.

/s/ Smith, Lewis, Chess & Company

October 22, 1998

                                NU-METRICS, INC.

                                  BALANCE SHEET

                                  SEPTEMBER 30,

                                     ASSETS

                                              1998                     1997
                                              ----                     ----
CURRENT ASSETS:
   Cash                                    $1,880,976               $  769,767
   Trade receivables, net                     742,332                  555,317
   Other receivables                            5,520                    4,770
   Inventory                                  888,801                  524,881
                                           ----------               ----------
      TOTAL CURRENT ASSETS                  3,517,629                1,854,735

PROPERTY, PLANT AND EQUIPMENT:
   Land and improvements                      206,850                  198,321
   Buildings-hangar                           944,798                  936,298
   Furniture and fixtures                     190,240                  293,470
   Machinery and equipment                    378,879                  842,716
   Airplane                                   466,538                  466,538
   Vehicles                                   111,915                  103,164
   Leasehold improvements                      32,388                   32,388
   Construction in progress                   182,182
                                           ----------               ----------
                                            2,513,790                2,872,895
   Less: accumulated depreciation            (701,893)              (1,176,835)
                                           -----------               ---------
      NET PROPERTY, PLANT AND EQUIPMENT     1,811,897                1,696,060

OTHER ASSETS:
   Goodwill                                     5,000                    5,000
   Investments                                129,007                  257,818
   Loan fees                                   11,020                   13,702
                                           ----------               ----------
      TOTAL OTHER ASSETS                      145,027                  276,520
                                           ----------               ----------
      TOTAL ASSETS                         $5,474,553               $3,827,315
                                           ==========               ==========

See Accountant's Report.

                      LIABILITIES AND SHAREHOLDERS' EQUITY

                                                                1998           1997
                                                                ----           ----
CURRENT LIABILITIES
   Trade payables                                            $   90,461     $  98,285
   Notes payable                                                 93,286        40,939
   Mortgage payable                                              73,087        51,849
   Accrued expenses                                              15,164         3,162
   Line of credit                                               144,000
                                                             ----------     ---------
      TOTAL CURRENT LIABILITIES                                 415,998       194,235




LONG-TERM DEBT:
   Notes payable                                                238,737       343,056
   Mortgage note payable                                        845,377       661,463
                                                             ----------    ----------
      TOTAL LONG-TERM DEBT                                    1,084,114     1,004,519




SHAREHOLDERS' EQUITY:
   Capital stock, $1 par value, 2,000,000 shares authorized,
    366,233 shares issued and outstanding                       366,233       366,233
   Retained earnings                                          3,608,208     2,262,328
                                                             ----------    ----------
      TOTAL SHAREHOLDERS' EQUITY                              3,974,441     2,628,561
                                                             ----------    ----------
      TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY             $5,474,553    $3,827,315
                                                             ==========    ==========


See Accountant's Report.

                                NU-METRICS, INC.

                    STATEMENT OF INCOME AND RETAINED EARNINGS

                     FOR THE NINE MONTHS ENDED SEPTEMBER 30,

                                                        1998                              1997
                                            AMOUNT              %             AMOUNT              %
                                            ------              -             ------              -
INCOME:
  Sales, net                               $5,811,244          100.00        $4,060,083          100.00

DIRECT MANUFACTURING COSTS                  1,309,654           22.54           922,988           22.73
                                           ----------         -------        ----------         -------
                                            4,501,590           77.46         3,137,095           77.27
EXPENSES:
   Flight department                          136,466            2.35           126,656            3.11
   Manufacturing                              552,837            9.51           320,823            7.91
   Engineering                                293,388            5.04           257,631            6.34
   Selling                                    688,035           11.85           639,194           15.75
   Administrative                             682,186           11.73           579,350           14.29
   Freight out                                 99,114            1.71            92,101            2.27
                                           ----------         -------        ----------         -------
      TOTAL EXPENSES                        2,452,026           42.19         2,015,755           49.67
                                           ----------         -------        ----------         -------
                                            2,049,564           35.27         1,121,340           27.60
OTHER INCOME (DEDUCTIONS):
   Interest income                             20,647            0.35            17,985            0.44
   Dividend income                              3,255            0.05             2,963            0.07
   Miscellaneous income                         1,144            0.02               290            0.01
   Bad debts recovered                                                               47
   (Loss) on sale of assets                    (8,414)          (0.14)          (19,081)          (0.47)
   Unrealized gain (loss) on investments       (2,286)          (0.04)           20,868            0.51
   Flight department                                                                286            0.01
   Interest expense                           (53,058)          (0.91)          (50,977)          (1.26)
                                           -----------       ---------       -----------        --------
      TOTAL OTHER INCOME
      (DEDUCTIONS)                            (38,712)          (0.67)          (27,619)          (0.69)
                                           -----------       ---------       -----------        --------

      NET INCOME                            2,010,852           34.60         1,093,721           26.91
                                                              =======                           =======
      RETAINED EARNINGS-JANUARY 1,          2,647,356                         2,068,607
      DISTRIBUTIONS                        (1,050,000)                         (900,000)
                                           ----------                        -----------
      RETAINED EARNINGS-SEPTEMBER 30,      $3,608,208                        $2,262,328
                                           ==========                        ==========

See Accountant's Report.

                                NU-METRICS, INC.

                             STATEMENT OF CASH FLOWS

                     FOR THE NINE MONTHS ENDED SEPTEMBER 30,

                                                             1998            1997
                                                             ----            ----
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                             $2,010,852       $1,093,721
   Adjustments to reconcile net income to cash
   provided by operating activities:
     Depreciation                                            138,125         122,520
     Amortization                                              3,330           3,311
     Reinvested dividends                                     (2,437)
     Loss on sale of assets                                    8,414          19,081
     Reinvested dividends                                                     (2,385)
     Unrealized (gain) loss on investments                     2,286         (20,868)
     (Increase) decrease in:
       Trade receivables                                      80,513           2,116
       Inventory                                            (346,685)         65,178
       Other receivables                                        (375)          5,250
     Increase (decrease) in:
       Trade payables                                        (99,602)        (25,780)
       Accrued expenses                                      (35,865)        (66,285)
                                                          -----------      ----------

         NET CASH PROVIDED BY OPERATING ACTIVITIES         1,758,556        1,195,859
                                                          ----------       ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Cash used to purchase fixed assets                        (64,347)        (72,217)
   Cash used to purchase investments                                        (126,898)
   Sale proceeds-real estate                                                 147,542
   Sale proceeds-investments                                  55,188
   Cash expended on construction in progress                (182,182)
                                                          -----------      ---------

         NET CASH (USED) BY INVESTING ACTIVITIES            (191,341)        (51,573)
                                                          -----------      ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Cash borrowed-line of credit                              144,000
   Cash borrowed-building addition                           225,000
   Reduction of long-term debt                               (49,538)        (70,928)
   Dividends paid                                         (1,050,000)       (900,000)
   Cash expended-loan fees                                    (1,750)
                                                          -----------      ---------

         NET CASH (USED) BY FINANCING ACTIVITIES            (732,288)       (970,928)
                                                          -----------      ----------

         NET INCREASE IN CASH                                834,927         173,358
         CASH AT BEGINNING OF PERIOD                       1,046,049         596,409
                                                          ----------       ---------
         CASH AT END OF PERIOD                            $1,880,976       $ 769,767
                                                          ==========       =========

See Accountant's Report.

                                NU-METRICS, INC.

                             STATEMENT OF CASH FLOWS

                     FOR THE NINE MONTHS ENDED SEPTEMBER 30,

                                                             1998          1997
                                                             ----          ----
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
    Cash paid during the period for:

         Interest                                         $ 45,415        $50,977
                                                          ========        =======

NON-CASH FINANCING AND INVESTING ACTIVITIES:
    1)   Reinvested dividend                              $  2,437
                                                          ========

    2)   Obsolete assets abandoned
             Cost                                         $668,287
             Accumulated depreciation                      659,498
                                                          --------
                Loss on abandonment                       $  8,789
                                                          ========

DISCLOSURE OF ACCOUNTING POLICY:
    For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an initial maturity of three months or less to be cash equivalents.

See Accountant's Report.

(b)  PRO FORMA FINANCIAL INFORMATION




The following unaudited pro forma combined condensed statements of operations for the year ended June 30, 1998 and for the three months ended September 30, 1998 and the unaudited pro forma combined condensed balance sheet as of September 30, 1998, gives effect to the purchase of Nu-Metrics, Inc.

On December 9, 1998, Quixote Corporation ("Quixote") purchased all of the outstanding stock of Nu-Metrics, Inc. ("Nu-Metrics") from its six shareholders. Nu-Metrics is based in Uniontown, Pennsylvania, and is engaged in the business of developing and manufacturing electronic measuring instruments for the highway transportation industry. Nu-Metrics' traffic sensing and distance measuring devices are sold worldwide.

The purchase price of $14,900,000 (less adjustments of $1,020,000 based on tax holdbacks and changes in the net assets of Nu-Metrics from June 30, 1998, to September 30, 1998) was paid in cash. A final determination of the purchase price based on the value of the net assets as of November 30, 1998, will be made in February 1999. In January 1999, Quixote paid $100,000 to the principal shareholder of Nu-Metrics in connection with his covenants to refrain from competition. When acquired, Nu-Metrics had long-term debt of approximately $981,000, of which the Registrant repaid approximately $465,000. Quixote borrowed funds on its line of credit to make this acquisition.

Quixote intends to continue the Nu-Metrics business operations in Uniontown, Pennsylvania. The Registrant has transferred all of the Nu-Metrics stock to its wholly-owned subsidiary, TranSafe Corporation.

The pro forma information is based upon the historical financial statements of the Company giving effect to the acquisition described above and adjustments described in the accompanying notes to these unaudited pro forma financial statements.

The unaudited pro forma combined condensed financial statements have been prepared by the management of the Company based upon the assumptions outlined in the accompanying notes and may not be indicative of the results that actually would have occurred if the acquisition had occurred on the particular date noted on each pro forma combined condensed financial statement. The pro forma financial statements should be read in conjunction with the related notes contained herein.

                      QUIXOTE CORPORATION AND SUBSIDIARIES
     UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                          FOR THE YEAR ENDED JUNE 30, 1998
                (Dollar amounts in thousands, except per share data)


                                                         Pro Forma          Pro Forma
                                Historical  Nu-Metrics   Adjustments         Combined
                                ==========  ==========   ===========       ===========

Net sales...................  $    55,988   $  6,984                       $  62,972
Cost of sales...............       30,445      2,368                          32,813
                              ------------  ---------   -----------        ----------
Gross profit................       25,543      4,616                          30,159

Operating expenses:
  Selling & administrative..       15,420      1,921    $      492 (1)        17,833
  Research & development....        1,570        347                           1,917
                              ------------  ---------   -----------        ----------
                                   16,990      2,268           492            19,750

Operating profit............        8,553      2,348          (492)           10,409

Other income (expense):
  Interest income...........          540         26           (11)(2)           555
  Interest expense..........         (357)       (69)         (938)(3)        (1,364)
  Other.....................           16         35            (7)(2,4)          44
                              ------------  ---------   -----------        ----------
                                      199         (8)         (956)             (765)
                              ------------  ---------   -----------        ----------
Earnings from continuing
  operations before income
  taxes.....................        8,752      2,340        (1,448)            9,644
Provisions for income taxes.        2,605        936(5)       (579)(5)         2,962
                              ------------  ---------   -----------        ----------
Earnings from continuing
  operations................  $     6,147   $  1,404    $     (869)        $   6,682
                              ===========   ========    ===========        ==========

Basic earnings per share:
  Earnings from continuing
    operations..............  $       .77                                  $     .84
                              ===========                                  ==========
  Weighted average common
    shares outstanding......    7,943,653                                  7,943,653
                              ===========                                  ==========

Diluted earnings per share:
  Earnings from continuing
    operations..............  $       .76                                  $     .83
                              ===========                                  ==========
  Weighted average common
    shares outstanding......    8,088,354                                  8,088,354
                              ===========                                  ==========

See Notes to Combined Condensed Financial Statements.

                           QUIXOTE CORPORATION AND SUBSIDIARIES
         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                           FOR THE YEAR ENDED JUNE 30, 1998



EXPLANATION OF PRO FORMA ADJUSTMENTS:

(1) To reduce depreciation expense of $7,000 for assets excluded from the purchase; to reduce amortization expense of $8,000 for deferred costs relating to debt retired; to amortize goodwill of $631,000 related to the purchase (over a twenty year life); to eliminate aircraft flight department expenses of $154,000 relating to assets excluded from the purchase; to increase travel expenses of $30,000 for commercial airline costs to replace flight department.

(2) To eliminate dividend and interest income related to marketable securities that were excluded from the purchase.

(3) To record interest expense related to funds borrowed for the purchase net of interest eliminated on the aircraft related debt.

(4) To eliminate the loss on investment related to marketable securities that were excluded from the purchase.

(5)  To provide an incremental income tax of 40%.

                                      QUIXOTE CORPORATION
                UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                         FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1998
                     (Dollar amounts in thousands, except per share data)

                                                            Pro Forma           Pro Forma
                                 Historical  Nu-Metrics    Adjustments          Combined
                                 ----------  ----------    -----------         ----------
Net sales.....................   $   16,063  $    1,499                        $   17,562
Cost of sales.................        8,827         571                             9,398
                                 ----------- -----------   ------------        -----------
Gross profit..................        7,236         928                             8,164

Operating expenses:
  Selling & administrative....        4,288         494    $       104 (1)          4,886
  Research & development......          293         101                               394
                                 ----------- -----------   ------------        -----------
                                      4,581         595            104              5,280

Operating profit..............        2,655         333           (104)             2,884

Other income (expense):
  Interest income.............           39          13             (1)(2)             51
  Interest expense............         (168)        (22)          (237)(3)           (427)
  Other.......................                      (22)            13 (2,4)           (9)
                                 ----------- -----------   ------------        -----------
                                       (129)        (31)          (225)              (385)
                                 ----------- -----------   ------------        -----------
Earnings from continuing
  operations before income
  taxes.......................        2,526         302           (329)             2,499
Provisions for income taxes...          884         121(5)        (132)(5)            873
                                 ----------- -----------   ------------        -----------
Earnings from continuing
  operations..................   $    1,642  $      181    $      (197)        $    1,626
                                 ==========  ==========    ===========         ==========

Basic earnings per share:
  Earnings from continuing
    operations................   $      .21                                    $      .21
                                 ==========                                    ==========
  Weighted average common
    shares outstanding........    7,920,690                                     7,920,690
                                 ==========                                    ==========

Diluted earnings per share:
  Earnings from continuing
    operations................   $      .20                                    $      .20
                                 ==========                                    ==========
  Weighted average common
    shares outstanding........    8,217,267                                     8,217,267
                                 ==========                                    ==========

See Notes to Combined Condensed Financial Statements.

                              QUIXOTE CORPORATION
        UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                  FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1998


EXPLANATION OF PRO FORMA ADJUSTMENTS:


(1) To reduce depreciation expense of $1,000 for assets excluded from the purchase; to reduce amortization expense of $2,000 for deferred costs relating to debt retired; to amortize goodwill of $158,000 related to the purchase (over a twenty year life); to eliminate aircraft flight department expenses of $59,000 relating to assets excluded from the purchase; to increase travel expenses of $8,000 for commercial airline costs to replace flight department.

(2) To eliminate dividend and interest income related to marketable securities that were excluded from the purchase.

(3) To record interest expense related to funds borrowed for the purchase net of interest eliminated on the aircraft related debt.

(4) To eliminate the loss on investment related to marketable securities that were excluded from the purchase.

(5)  To provide an incremental income tax of 40%.

                         QUIXOTE CORPORATION AND SUBSIDIARIES
             UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                               AS OF SEPTEMBER 30, 1998
                            (Dollar amounts in thousands)


                                                              Pro Forma        Pro Forma
                                     Historical  Nu-Metrics  Adjustments        Combined
                                     ==========  ==========   =========        =========
Current assets:
  Cash and cash equivalents...........$  1,555   $    1,881  $  (1,881)(2)   $   1,555
  Accounts receivable, net............  11,652          742                     12,394
  Inventories.........................   6,804          889                      7,693
  Deferred income tax assets..........   1,642                     285 (3)       1,927
  Other current assets................     884          135       (129)(2)         890
                                       --------  ----------- ----------      ----------
Total current assets..................  22,537        3,647     (1,725)         24,459
                                       --------  ----------- ----------      ----------

Property, plant and equipment, net....  13,273        1,812                     15,085
Intangible assets.....................  12,334                  12,355 (4)      24,689
Other assets..........................     893           16        (11)(1)         898
Assets of discontinued operations.....   5,657                                   5,657
                                       --------  ----------- ----------      ----------
                                      $ 54,694   $    5,475  $  10,619       $  70,788
                                      ========   ==========  =========       =========
Current liabilities:
  Current portion of long-term debt.. $    497   $      310                  $     807
  Accounts payable...................    1,459           91                      1,550
  Accrued expenses...................    3,119           15  $     714(3)        3,848
  Income taxes payable...............      167                                     167
                                       --------  ----------- ----------      ----------
Total current liabilities............    5,242          416        714           6,372
                                       --------  ----------- ----------      ----------

Deferred income tax liabilities.......     795                                     795

Long-term debt, net of current
  portion.............................   7,557        1,084     13,880 (4)      22,521

Shareholders' equity:
  Common stock........................     150          366       (366)(4)         150
  Capital in excess of par value
    of stock..........................  31,966                                  31,966
  Retained earnings...................  16,966        3,609     (3,609)(4)      16,966
  Treasury stock, at cost.............  (7,982)                                 (7,982)
                                       --------  ----------- ----------      ----------
Total shareholders' equity............  41,100        3,975     (3,975)         41,100
                                       --------  ----------- ----------      ----------
                                      $ 54,694   $    5,475  $  10,619       $  70,788
                                      ========   ==========  =========       =========

See Notes to Combined Condensed Financial Statements.

                             QUIXOTE CORPORATION AND SUBSIDIARIES
                   UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                     AS OF SEPTEMBER 30, 1998



EXPLANATION OF PRO FORMA ADJUSTMENTS:


(1) To eliminate $5,000 related to prior goodwill and $6,000 related to deferred loan fees for which the debt has been paid off.

(2) To eliminate cash of $1,881,000 and investments of $129,000 which are not included in the purchase.


(3) To record purchase accounting accruals for $714,000, consisting principally of due diligence fees, accounting and legal fees, a non-compete fee and related deferred taxes of $285,000.


(4) To record the purchase of net assets, creation of goodwill, borrowing of long-term debt and elimination of Nu-Metrics, Inc. common stock and retained earnings.

SIGNATURE




     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                 QUIXOTE CORPORATION
                                                 -------------------


Date:  February 8, 1999                          /s/  Daniel P. Gorey
-----------------------                          ---------------------
                                                 By:  Daniel P. Gorey
                                                 Its: Vice President,
                                                      Chief Financial Officer
                                                      and Treasurer